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                                                         223303

                           ARTICLES OF INCORPORATION

                                       OF

                           NEWPORT STEEL PIPE COMPANY



                                   ARTICLE I
          The name of the corporation is Newport Steel Pipe
Company
                                   ARTICLE II

          The period of duration is perpetual.

                                  ARTICLE III

          The purpose for which the corporation is organized is the transaction of any and all lawful business for which a corporation may be incorporated under the Kentucky Business
Corporation Act.

                                   ARTICLE IV

          The aggregate number of shares which the corporation shall have authority to issue is 1000. Each share is of no par value.

                                   ARTICLE V

          The address of the initial registered office is 121
East Fourth Street, Covington, Kentucky 41011. The name of the initial registered agent at this address is Bernie Beck, Esquire.


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                                   ARTICLE VI

          The number of Directors constituting the initial Board of Directors is one (1). The name and address of the person who is to serve as the initial director is Clifford R. Borland, President, Newport Steel Corporation, 9th and Lowell Streets, Newport, Kentucky 41071.

          The name and address of each incorporator is Newport
Steel Corporation, Ninth and Lowell Streets, Newport, Kentucky
41071.


                              NEWPORT STEEL CORPORATION

                              BY:  /S/ CLIFFORD R. BORLAND
                                   ------------------------------
                                   CLIFFORD R. BORLAND, PRESIDENT

ATTEST:

/S/ DENNIS L. EGGLETON
- ------------------------------
SECRETARY


This instrument prepared by:


/S/ BERNIE BECK
- ------------------------------
BERNIE BECK
ATTORNEY AT LAW
121 East Fourth Street
Covington, Kentucky 41011

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                                            ORIGINAL COPY
                                                FILED
                                   SECRETARY OF STATE OF KENTUCKY
                                         FRANKFORT, KENTUCKY
                                             APR 15 1987
                                           Drexell R. Davis
                                          Secretary of State

                            CERTIFICATE OF AMENDMENT
                      TO THE ARTICLES OF INCORPORATION OF
                           NEWPORT STEEL PIPE COMPANY

          Clifford R. Borland, President, and K. Gregory Kepley,
Assistant Secretary of Newport Steel Corporation do hereby certify that at a meeting of the Shareholders of said
Corporation, which meeting was held on March 26, 1987 at the offices of the Corporation, the Shareholders adopted the following resolutions:

     RESOLVED, that the present Article I of the Articles of Incorporation be deleted in its entirety and the following substituted in its place:

     "ARTICLE I

     The name of the corporation is Newport Steel
     Corporation."

     RESOLVED FURTHER, that the President, Secretary and/or
     Assistant Secretary are authorized and empowered to file any and all documents necessary to effect the above resolutions.

                              /S/ CLIFFORD R. BORLAND
                              -----------------------------------
                              Clifford R. Borland, President

                              /S/ K. GREGORY KEPLEY
                              -----------------------------------
                              K. Gregory Kepley, Assistant
                                                 Secretary

STATE OF OHIO
COUNTY OF HAMILTON

          Subscribed and sworn before me, a Notary Public, by Clifford R. Borland, President and K. Gregory Kepley, Assistant
Secretary of Newport Steel Corporation this 8th day of April,
1987.

                              /S/ T. SCOTT GILLIGAN
                              -----------------------------------
                              Notary Public

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                              T. SCOTT GILLIGAN, Attorney at Law
                              NOTARY PUBLIC - STATE OF OHIO
                              My Commission has no expiration
                              date Section 147.03 O.R.C.






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